Earnings Call 4th Quarter 2016 January 27, 2017

2 Financial Highlights ▪ Net income of $69.8 million and earnings per share of $0.67 (inclusive of $0.03 in acquisition / restructure expense), compared to $67.1 million and $0.64 per share for Q3 2016 (inclusive of $0.02 in acquisition / restructure expense), and $58.5 million and $0.57 per share for Q4 2015 ▪ Net interest margin of 4.57%, compared to 4.55% in Q3 2016, and 4.67% in Q4 2015 ▪ Efficiency ratio of 42.4%, compared to 43.0% in Q3 2016, and 45.2% in Q4 2015 ▪ Total loans of $13.21 billion, up $175 million from prior quarter and total deposits of $14.55 billion, up $107 million from prior quarter ▪ Nonperforming assets (nonaccrual loans and repossessed assets) decreased to 0.51% of total assets, from 0.53% at September 30, 2016 ▪ Net loan (recoveries) charge-offs to average loans outstanding of (0.03%), compared to 0.04% in Q3 2016 and 0.02% in Q4 2015 ▪ Tangible common equity ratio of 9.4% and tangible book value per share, net of tax, of $15.17, compared to 9.3% and $14.84, respectively, at September 30, 2016 ▪ Net income of $259.8 million and earnings per share of $2.50, compared to $194.2 million and $2.03 per share for 2015 ▪ Return on average assets and return on average tangible common equity ratio of 1.61% and 17.71%, compared to 1.56% and 17.83% in 2015 ▪ Net interest margin of 4.58%, compared to 4.51% in 2015 ▪ Total loan and deposit increase of $2.07 billion and $2.52 billion, respectively, from December 31, 2015 ▪ Net loan charge-offs (recoveries) to average loans outstanding of 0.02%, compared to (0.06)% in 2015 and nonperforming assets (nonaccrual loans and repossessed assets) to total assets of 0.51%, compared to and 0.65% in 2015 ▪ Tangible common equity ratio of 9.4% and tangible book value per share, net of tax, of $15.17, compared to 9.2% and $12.54, respectively, at December 31, 2015 Note: Prior period financial results for 2015 have been adjusted to reflect the adoption of the accounting guidance in ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. See the supplemental schedule at the end of the press release for the impact that adoption had on prior period financial results. Q4 2016 HIGHLIGHTS FULL YEAR 2016 HIGHLIGHTS 2

3 Quarterly Consolidated Financial Results $ in millions, except EPS Q4 2016 HIGHLIGHTS ▪ Net Interest Income increased $2.8 million as a result of loan growth and an increase in investment securities ▪ Operating Non-Interest Expense increased $0.3 million ▪ Acquisition / Restructure Expense includes costs related to the Hotel Franchise Finance acquisition and core system conversion costs ▪ Income Tax decreased $2.8 million resulting from a reduction in the effective tax rate Q4-16 Q3-16 Q4-15 Net Interest Income $ 175.3 $ 172.5 $ 143.3 Operating Non-Interest Income 10.5 10.7 9.4 Net Operating Revenue $ 185.8 $ 183.2 $ 152.8 Operating Non-Interest Expense (82.7) (82.4) (72.8) Operating Pre-Provision Net Revenue $ 103.1 $ 100.8 $ 79.9 Provision for Credit Losses (1.0) (2.0) (2.5) Gains on OREO and Other Assets — 0.1 0.4 Acquisition / Restructure Expense (6.0) (2.7) — Other 0.1 — 0.1 Pre-tax Income $ 96.2 $ 96.2 $ 77.9 Income Tax (26.4) (29.2) (19.3) Net Income $ 69.8 $ 67.1 $ 58.5 Preferred Dividend — — (0.2) Net Income Available to Common $ 69.8 $ 67.1 $ 58.4 Average Diluted Shares Outstanding 104.8 104.6 102.0 Earnings Per Share $ 0.67 $ 0.64 $ 0.57 3

4 Annual Consolidated Financial Results $ in millions, except EPS 2016 HIGHLIGHTS ▪ Net Interest Income increased $164.6 million (33.4%) commensurate to growth in loans of 18.6% and in deposits of 20.9% ▪ Growth in Net Operating Revenue of 34.0% outpaced growth in Operating Non-Interest Expense of 25.6% ▪ Provision for Credit Losses increased $4.8 million resulting from loan growth and an increase in net charge-offs ▪ Income Tax increased $37.1 million due to an increase in pre-tax income 2016 2015 Net Interest Income $ 657.2 $ 492.6 Operating Non-Interest Income 41.8 29.2 Net Operating Revenue $ 699.1 $ 521.8 Operating Non-Interest Expense (318.7) (253.8) Operating Pre-Provision Net Revenue $ 380.4 $ 267.9 Provision for Credit Losses (8.0) (3.2) Gains on OREO and Other Assets 0.1 2.1 Acquisition / Restructure Expense (12.4) (8.8) Other 1.1 0.5 Pre-tax Income $ 361.2 $ 258.5 Income Tax (101.4) (64.3) Net Income $ 259.8 $ 194.2 Preferred Dividend — (0.8) Net Income Available to Common $ 259.8 $ 193.5 Average Diluted Shares Outstanding 103.8 95.2 Earnings Per Share $ 2.50 $ 2.03 4

5 Net Interest Drivers $ in billions, unless otherwise indicated Interest Bearing Deposits and Cost of Funds Loans and Yield Borrowings and Cost of Borrowings Q4 2016 HIGHLIGHTS ▪ Loan yield decreased due to lower yields on CRE loans ▪ Cost of funds decreased one basis point for interest-bearing deposits due to lower rates on savings and money market accounts ▪ Cost of funds for total deposits, including non-interest bearing deposits, also decreased one basis point to 0.21% Total Investments and Yield Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 2.98% 3.02% 2.95% 2.90% 2.81% $2.0 $2.1 $2.3 $2.8 $2.8 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 5.35% 5.31% 5.43% 5.44% 5.41% $11.1 $11.2 $12.9 $13.0 $13.2 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 0.30% 0.31% 0.35% 0.36% 0.35% $7.9 $8.4 $8.9 $8.8 $8.9 Investments Investments and Other Loans Interest Bearing Deposits 5 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 2.94% 3.65% 2.84% 4.05% 4.02% $360.3 $210.6 $382.1 $382.9 $447.9

6 Net Interest Income and Accretion $ in millions Q4 2016 HIGHLIGHTS ▪ NIM increased 2 basis points to 4.57% quarter-over- quarter ▪ Adjusted NIM for acquired loan accretion was 4.40% for the quarter, compared to reported NIM of 4.57% Net Interest Income and NIM Acquired Loan Accretion and Adjusted NIM Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 4.67% 4.58% 4.63% 4.55% 4.57% $143.3 $145.7 $163.7 $172.5 $175.3 Non-PCI Accretion PCI Accretion Adjusted Net Interest Margin, excluding accretion Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 $3.6 $2.8 $4.1 $4.6 $4.9 $1.4 $2.5 $4.1 $4.2 $2.1 4.52% 4.42% 4.41% 4.33% 4.40% Scheduled Acquisition Loan Accretion * Non-PCI Rate and Credit Accretion PCI Rate Accretion Q1-17 Q2-17 Q3-17 Q4-17 $3.3 $3.4 $3.2 $3.2 $1.1 $1.2 $1.2 $1.2 * Amounts do not include early loan payoffsEnding rate and credit marks on all acquired loans at 12/31/2016 is $70 million PCI Accretion Non-PCI Accretion PCI Rate Accretion Non-PCI Rate and Credit Accretion Adjusted NIM 6

7 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 $41.2 $44.9 $44.7 $49.5 $49.7 $9.8 $9.6 $10.2 $10.0 $10.4$10.0 $9.6 $10.9 $10.7 $12.1$11.8 $11.7 $12.0 $12.2 $10.5 Operating Expenses and Efficiency $ in millions Q4 2016 HIGHLIGHTS ▪ The operating efficiency ratio decreased from 43.0% in Q3 2016 to 42.4% ▪ Operating expenses remained relatively consistent with the prior quarter Operating Expenses and Efficiency Ratio Breakdown of Operating Expenses Other Professional Fees + Data Processing Occupancy + Insurance Compensation Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 45.2% 45.6% 43.0% 43.0% 42.4% $72.8 $75.8 $77.8 $82.4 7 $82.7

8 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 $58.5 $61.3 $61.6 $67.1 $69.8 1.67% 1.70% 1.58% 1.63% Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions ▪ ROA increased from the prior quarter due to an increase in net interest income resulting from the deployment of excess cash into the purchases of securities and loan growth Operating Pre-Provision Net Revenue and ROA Net Income and ROA Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 $79.9 $82.1 $94.5 $100.8 $103.1 2.28% 2.27% 2.37% 2.38% 2.40% 8 1.55%

9 Consolidated Balance Sheet $ in millions ▪ Loans increased $175 million over prior quarter and $2.07 billion (18.6%) over prior year ▪ Deposits increased $107 million (7.4%) over prior quarter and $2.52 billion (20.9%) over prior year ▪ Shareholders' Equity increased $35 million as a function of Net Income, offset by a decrease in cumulative unrealized gains on investment securities ▪ Tangible Book Value/Share increased $0.33 over prior quarter and $2.63 (21.0%) over prior year Q4 2016 HIGHLIGHTSQ4-16 Q3-16 Q4-15 Investments & Cash $ 3,052 $ 3,134 $ 2,267 Loans 13,209 13,034 11,137 Allowance for Credit Losses (125) (123) (119) Other Assets 1,065 998 990 Total Assets $ 17,201 $ 17,043 $ 14,275 Deposits $ 14,550 $ 14,443 $ 12,031 Borrowings 489 427 399 Other Liabilities 270 316 254 Total Liabilities $ 15,309 $ 15,186 $ 12,684 Shareholders' Equity 1,892 1,857 1,592 Total Liabilities and Equity $ 17,201 $ 17,043 $ 14,275 Tangible Book Value Per Share $ 15.17 $ 14.84 $ 12.54 9

10 Loan Growth and Portfolio Composition $ in millions Q4 2016 HIGHLIGHTS ▪ Quarter-over-quarter loan growth driven by: ◦ C&I $141 million ◦ Construction & Land $98 million ▪ Year-over-year loan growth driven by: ◦ CRE, Non-OO $1.26 billion ◦ C&I $593 million $2.07 BILLION YEAR OVER YEAR GROWTH Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 $5,267 $5,382 $5,581 $5,719 $5,860 $2,103 $2,052 $2,027 $2,002 $2,029 $2,283 $2,291 $3,601 $3,623 $3,544 $1,133 $1,180 $1,334 $1,380 $1,478 $350 $336 $335 $310 $298 3.1% 18.9% 20.5% 47.3% 10.2% 2.3% 15.4% 26.8% 44.4% 11.2% Growth * Increase in loans includes $1.28 billion from the acquisition of GE's hotel franchise finance loan portfolio on April 20, 2016. Residential and Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $11,136 +348 $11,241 +105 $12,878 +1,637 * $13,034 +156 $13,209 +175 10

11 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 $4,094 $4,635 $5,275 $5,625 $5,633 $1,028 $1,088 $1,278 $1,257 $1,347 $5,297 $5,651 $6,006 $5,969 $6,121 $1,611 $1,708 $1,642 $1,592 $1,449 Deposit Growth and Composition $ in millions Q4 2016 HIGHLIGHTS ▪ Quarter-over-quarter deposit growth driven by: ◦ Savings and MMDA of $152 million ◦ Interest Bearing DDA of $90 million ◦ Offset by CDs decrease of $143 million ▪ Year-over-year deposit growth driven by: ◦ Non-interest bearing DDA growth of $1.54 billion ◦ Savings and MMDA growth of $824 million ◦ Offset by CDs decrease of $162 million 8.5% 13.4% 34.0% 44.0% 9.3% 10.0% 38.7% 42.0% $2.52 BILLION YEAR OVER YEAR GROWTH CDs Savings and MMDA Interest Bearing DDA Non-Interest Bearing DDA Growth $14,201 +1,119 $13,082 +1,052 $12,030 +420 $14,443 +242 $14,550 +107 11

12 Adversely Graded Assets to Total Assets NPAs to Total Assets Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 2.54% 2.11% 2.24% 2.03% 2.07% 0.65% 0.57% 0.54% 0.53% 0.51% OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 $44 $53 $50 $50 $48 $48 $34 $40 $41 $40 $119 $92 $120 $110 $107 $142 $133 $154 $134 $148 Adversely Graded Loans and Non-Performing Assets * $ in millions NPAs Adversely Graded Loans $335 Accruing TDRs total $54 million as of 12/31/2016 $353 $312 $364 $343 * Amounts are net of total PCI credit and interest rate discounts of $28 million as of 12/31/2016 12 Special Mention Loans OREO

13 Gross Charge-Offs Recoveries Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs and Recoveries Net Recoveries / Charge-Offs and Rate ALLL+CD/Total Loans Provision for Credit Losses ALLL/Total Loans Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 1.25% 1.42% 1.37% 1.30% $2.5 $2.5 $2.5 $2.0 $1.0 1.07% 0.95% 0.94% 0.95% Net Charge-Offs (Recoveries) Net Charge-Off (Recovery) Rate Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 $0.5 $2.3 $(0.4) $1.2 $(0.8) 0.02% (0.01)% 0.04% (0.03)% ALLL and Credit Discounts ALLL Credit Discounts Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 $119 $119 $122 $123 $125 $21 $16 $62 $56 $47 Provision for Credit Losses and ALL Ratios 13 Credit Discounts ALLL 1.21% $2.5 $8.0 $2.7 $1.4 $(5.7) $(1.5) $(2.0) $(1.8) $1.4 $(2.2) $140 $135 $179$184 $172 1.06% 0.08%

14 ROTCE TBV/Share Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 18.6% 18.4% 17.4% 17.5% 17.6% $12.54 $13.16 $14.25 $14.84 $15.17 Capital Total Capital Common Equity Tier 1 Tier 1 Leverage Tangible Common Equity Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 12.2% 12.3% 12.9% 13.1% 13.2% 9.7% 9.9% 9.6% 9.8% 10.0% 9.8% 9.9% 9.8% 9.6% 9.9% 9.2% 9.1% 9.1% 9.3% 9.4% Capital Ratios ROTCE and TBV/Share 14

15 Outlook 1st Quarter 2017 ▪ Loan and Deposit Growth ▪ Interest Margin ▪ Operating Efficiency ▪ Asset Quality 15

16 Forward-Looking Statements 16 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance, including our recent domestic select-service hotel franchise finance loan portfolio acquisition. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise.